-------------------------------------------------------------------------------

              Value Investing in Small Companies For Over 20 Years


                                      THE
                                     ROYCE
                                     FUNDS



                               Royce Premier Fund
                              Royce Micro-Cap Fund

-------------------------------------------------------------------------------


                                                              1997 Annual Report

THE ROYCE FUNDS ROAD MAP
-------------------------------------------------------------------------------


          For over twenty years, Royce & Associates has focused on small and micro-cap investing. While we offer a variety of funds, we remain committed to a risk-averse investment style. Currently, the firm devotes its energies to two portfolio strategies.


[triangle] TWO CORE PORTFOLIO STRATEGIES
           -----------------------------

          CONCENTRATED SMALL-CAP              MICRO-CAP

          ROYCE PREMIER                       ROYCE MICRO-CAP
          Small-Cap Orientation               Micro-Cap Orientation

          Concentrated Portfolio              Broadly Diversified Portfolio

          Portfolios revolve around two main criteria: capitalization (small or micro-cap) and concentration. The small-cap universe (companies with market caps between $300 million and $1 billion) is no longer small, unknown or under-owned; therefore, we believe that this greater level of efficiency requires greater portfolio concentration. The micro-cap universe (companies with market caps between $5 million and $300 million) provides more choices (approximately 6,400 companies), yet greater trading difficulties; therefore, we believe that broad diversification is required given the liquidity constraints of this sector.


[triangle] OPPORTUNISTIC THEMES
           --------------------

          ROYCE TOTAL RETURN                  ROYCE LOW-PRICED
          Dividend-Paying Securities          Stocks Priced Below $15

                            ROYCE FINANCIAL SERVICES
                            Financial Companies

          We have identified other attributes with the potential for delivering strong risk-adjusted returns -- one has low-volatility characteristics (dividends), one has the potential for high returns (low-priced stocks) and one takes specific sector (financial services) risk. When these attributes are found in stocks we have selected for our core portfolios, we designate them for our specific theme funds. Although specific selection criteria differentiate each theme portfolio, the universe (small and micro-cap companies) from which securities are chosen is the same. Performance and volatility may be substantially different for each of these portfolios.


[triangle] COMBINED PORTFOLIOS - OUR FLAGSHIP APPROACH
           -------------------------------------------

          PENNSYLVANIA MUTUAL             PMF II           ROYCE GIFTSHARES

                      Combine Small and Micro-Cap Companies

          The combined portfolios encompass approximately equal weightings of each core strategy. Two of our portfolios, including our flagship fund Pennsylvania Mutual, are suitable for both individuals and institutions, while GiftShares offers a unique gifting and estate planning portfolio.

ANNUAL REPORT REFERENCE GUIDE
-------------------------------------------------------------------------------

    "Bring In 'Da Noise, Bring In 'Da Funk,"                           2
       another tip-top, hip-hop year for equities.

    Find out how small-cap value went from Off-Broadway                4
       to the Great White Way!

    Royce Premier Fund's combination of a concentrated                10
       investment strategy with a low-risk approach has resulted in an overall 4-star ([4 STARS]) rating from Morningstar out of 2,332 equity funds as of December 31, 1997.

    Royce Micro-Cap Fund has provided an average                      12
       annual total return since inception (12/31/91) of 19.0%.

    New Developments on our Website.                                  14

    Schedules of Investments and other Financial Statements.          16 - 24

    Postscript: El Nino, Micro-Mutt & The Year That Wasn't.           Inside
                                                                      back cover


          For over twenty years, our risk-averse approach has focused on evaluating a company's "private worth" -- what we believe an enterprise would sell for in a private transaction between rational parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.

-------------------------------------------------------------------------------
PERFORMANCE RESULTS

                                    JUL-DEC                            SINCE
FUND (INCEPTION)                     1997        1997     5-YEAR*    INCEPTION*
---------------                     -------------------------------------------
Royce Premier Fund (12/31/91)        3.3%        18.4%    15.2%        15.3%
-------------------------------------------------------------------------------
Royce Micro-Cap Fund (12/31/91)     13.3%        24.7%    17.1%        19.0%
-------------------------------------------------------------------------------
* Average annual total return

LETTER TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

[PHOTO OF CHARLES M. ROYCE]
Charles M. Royce, President

[SIDEBAR]
The turmoil in Southeast Asia should not be viewed as just the problem of the moment. Obviously, large-cap global companies are feeling the greatest impact currently. However, when you consider that Southeast Asia is made up of export countries and that we are, in essence, an import nation, the implications are far reaching. I believe it represents a once-in-a-decade kind of event and it's wrong to assume that this is going to disappear in thirty days.
[END SIDEBAR]


[CARTOON DRAWING OF THREE MEN IN A MEETING WITH CAPTION "Please pass the crow!"] Drawing by Hank Blaustein; Copyright 1998


BRING IN 'DA NOISE, BRING IN 'DA FUNK

      "Bring In 'Da Noise, Bring In 'Da Funk," one of Broadway's most successful current productions, played equally well on Wall Street in 1997. The year was both full of noise with the market trumpeting record highs, record returns and near record IPOs (Initial Public Offerings), and full of funk with higher market volatility - including a one-day price plummet of over 500 points on the Dow Jones Industrial Average ("Dow"). As with the show, once the beat was established in the market, there was virtually no slowing down.
      The Dow finished the year up over 20% for an unprecedented third year in a row, turning in its best 10-year performance period ever! The other major large-cap index, the S&P 500, was even more impressive, up 33.4% in 1997. Small-cap stocks, by comparison, were left waiting in the wings, underperforming their large company counterparts for a fourth straight year. The year's performance differential is primarily attributable to the first and fourth quarters, when small-cap indices were in the red versus positive gains for their large-cap brethren. Small-cap investors (ourselves included) could be disappointed, but when you consider that the Russell 2000 index of small-cap issues was up 22.4% for the year, it's only a matter of degree. After all, why should one feel sorry for "Fiddler On the Roof" because its string of 3,242 performances trails "A Chorus Line's" record of 6,137 shows?
      Despite its record-setting performance, the stock market had its anxious moments, namely the single biggest one-day decline ever of 554 points in the Dow on October 27, the vicious




2 | THE ROYCE FUNDS ANNUAL REPORT 1997
downturn in technology stocks and the significant increase in overall market volatility. The Dow recorded 52 days in which the index closed either up or down more than 100 points. This compares to only 6 days in 1996 and 1 day in 1995. S&P 500 volatility, as measured by standard deviation, was 50% higher in the second half of the year than in the first six months. WHILE HIGHER MARKET VOLATILITY CAN BE FRUSTRATING FOR INVESTORS, IT DOES ALLOW ACTIVE MANAGERS TO TAKE CENTER STAGE.

A FUNNY THING HAPPENED
ON THE WAY TO THE FORUM

[DRAWING OF ROMAN MAN]

      Conventional wisdom would suggest that the smaller the entity, the greater the volatility. Inside the two-tiered small-cap universe, however, a funny thing happened: micro-cap companies (those under $300 million in market cap) appeared to be less volatile than their upper-tier counterparts in 1997.

      Meanwhile, in the small-cap sector, as measured by both Russell and Wilshire indices, value continued its winning ways over growth, outperforming in the fourth quarter, the second half, the full year and the period since the May '96 small-cap peak. We believe that this peak represents a major small-cap inflection point, a shift to value away from growth within the sector. The evidence suggests that the trend has momentum, as reflected in the following charts.

--------------------------------------------------------------------------------
                      PERFORMANCE COMPARISON: RUSSELL 2000
                  VALUE (45.1%) VS. RUSSELL 2000 GROWTH (3.9%)
                    (May 22, 1996 through December 31, 1997)
--------------------------------------------------------------------------------

[LINE CHART]

                    Russell 2000
                 ------------------
                 Value      Growth
                 -----       ------

May-96          -0.30%      -0.99%
Jun-96          -1.48%      -7.43%
Jul-96          -6.72%     -18.73%
Aug-96          -2.67%     -12.71%
Sep-96          -0.01%      -8.22%
Oct-96           1.15%     -12.18%
Nov-96           6.59%      -9.73%
Dec-96          10.05%      -7.97%
Jan-97          11.75%      -5.67%
Feb-97          12.81%     -11.37%
Mar-97           9.79%     -17.63%
Apr-97          11.40%     -18.58%
May-97          20.27%      -6.35%
Jun-97          26.35%      -3.17%
Jul-97          31.66%       1.79%
Aug-97          33.75%       4.84%
Sep-97          42.65%      13.21%
Oct-97          38.77%       6.41%
Nov-97          40.29%       3.87%
Dec-97          45.05%       3.93%

                      PERFORMANCE COMPARISON: RUSSELL 2000
                       VALUE (14.8%) VS. S&P 500 (10.4%)
                        (July '97 through December '97))
--------------------------------------------------------------------------------

[LINE CHART]

               Russell
                2000
                Value      S&P 500
                -----      -------

Jun-97           0.00%      0.00%
Jul-97           4.20%      7.96%
Aug-97           5.86%      1.91%
Sep-97          12.90%      7.50%
Oct-97           9.83%      3.91%
Nov-97          11.03%      8.66%
Dec-97          14.79%     10.37%


    Small-cap value packs a punch vs. small-cap growth and even the S&P 500.
--------------------------------------------------------------------------------

BEAUTY AND THE BEAST

      While we have stated our expectation of lower equity returns in the last several shareholder reports, we take solace that neither our careers nor your hard earned money are dependent on our accurately predicting the direction of, or specific performance prospects for, the overall stock market.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997  | 3

[SIDEBAR]
I believe that cyclicality will be the norm for large-cap global multinationals just as it will be for the rest of the equity universe. I think that small-caps will be net beneficiaries because they are generally less influenced by world events. Relative performance over the next year or so should reflect this.

The pick-up in volatility is significant regardless of how you measure it and I think that it will probably be sustained into the foreseeable future. I believe that higher volatility is a precursor to lower equity returns.
[END SIDEBAR]

[BEGIN PULL QUOTE]
We take solace that neither our careers nor your hard earned money are dependent on our accurately predicting the direction of, or specific performance prospects for, the overall stock market.
[END PULL QUOTE]

We learned a long time ago that the best thing we can do for our shareholders is to stay invested, even during times of uncertainty, and not lose sight of the real goal - COMPOUNDING WEALTH. We are as mindful of this goal as we are of the risk necessary for its achievement.
      We were pleased with our absolute returns in 1997, especially since they exceeded the level of return we strive for when selecting companies for the portfolios (please see pages 10-13 for a summary of each Fund's performance results). So while it's easy to get caught up in the relative game, the beast - with comparisons against certain indices or relevant peer groups - ultimately, it's the compounding of absolute returns, the beauty, that can send your children to college, provide for your retirement and buy the second home at the beach.

FROM OFF BROADWAY TO BROADWAY

      Trying to compound wealth has always been important to us, going back to the days when small-cap investing, like an attraction to computers, was not especially popular. In fact, during the '60s and '70s, anyone who showed too strong an interest in computers was likely to be branded a nerd by his or her friends and colleagues. From today's software-dependent vantage point, those days feel like the technological Stone Age. It was in 1968 that the film 2001: A Space Odyssey featured a formidably smart and heartless piece of artificial intelligence as its ostensible villain. A bit later, in 1977, Digital Equipment Corp. Founder and Chairman Ken Olson was predicting with astounding inaccuracy that there was no reason why anyone would want a home computer. Few people grasped the enormous potential of machines that seemed to be the exclusive province of geeks and mad scientists.
      Small company investing, with all its nerdy implications, resembles the computer business in this respect. When we began managing money in 1973 at Quest Advisory Corp., now known as Royce & Associates, Inc., small-cap investing was in its infancy. There were few, if any, institutions that devoted substantial time to small company stocks. Those that

                                                   [GRAPHIC OF CARS ON BROADWAY]

4  |  THE ROYCE FUNDS ANNUAL REPORT 1997

[BEGIN PULL QUOTE]
What had been obvious to us and a handful of others from the start [was] that a conservative risk-averse approach could be profitably used in the small-cap market.
[END PULL QUOTE]


did were on the prowl for aggressive start-up firms, not the quietly successful wallflowers that drew our attention. The sector was not remotely trendy, and doubts persisted as to how effectively a value style could be applied to the volatile world of small-cap stocks. Few others were willing to do the kind of "heavy lifting" of annual reports and balance sheets that came so naturally to us. In fact, we became accidental pioneers because it was not until the last ten years that the investment community as a whole began to realize what had been obvious to us and a handful of others from the start: that a conservative risk-averse approach could be profitably used in the small-cap market.
      While we were not naive enough to believe that small-cap value stocks would remain as relatively neglected as they were when we began, nothing could have prepared us (or anyone else for that matter) for the explosion of interest in small-cap value investing during recent years. Perhaps the growing popularity of "our" style might be seen as a cause for alarm. Wasn't it easier to locate attractive stocks when others were not looking for them, too? Definitely! Don't all small-cap value managers own basically the same set of stocks? Absolutely not!
      Small-cap has always been an extraordinarily broad and diverse universe, and is likely to remain that way - the sector is home to approximately 8,000 names. With that many companies to choose from, it's quite probable that multiple managers with the same style will still choose different stocks.
      Hard to believe? If you look at the top ten positions in the ten largest actively managed equity funds in Morningstar's small-cap value category as of December 31, 1997, you will find 95 different stocks held in the ten funds with only five common positions among them, meaning minimal duplication among all of these portfolios. Unlike the home computer industry, where most successful manufacturers have similar components inside, small-cap value funds generally have dissimilar moving parts.
      These days, value encompasses a broad array of meanings. We focus on absolute valuations as we seek to minimize risk while building returns over the long term. Other managers may share our general outlook, but that does not mean that we're all looking at the same companies or even that our value approaches are ultimately very similar. Like the computer industry, small-cap value investing has come into its own. Unlike the computer industry, there is ample room for multiple perspectives.


COMPANIES BY MARKET CAPITALIZATION

[PYRAMID GRAPHIC]

$1 billion+                  1,550
$500 mil to $1 bil             845
$300 mil to $500 mil           753

$5 mil to
$300 mil                MICRO-CAP SECTOR
                        6,400 Companies




                                         THE ROYCE FUNDS ANNUAL REPORT 1997  | 5

[SIDEBAR]
I think that May '96 was a major inflection point, a shift to value away from growth inside of small-cap. Since then, value has dominated, especially during the down months. I believe that small-cap value further benefits due to its limited international exposure and its ability to use volatility to its advantage by buying stocks as they go down and selling them as they go up. [END SIDEBAR]
[BEGIN PULL QUOTE]
The challenge for all investors is going to be dealing with a lower-return environment.
[END PULL QUOTE]

WEST SIDE STORY

      As many of you know, we are located in midtown Manhattan, smack in the middle of New York City's prime shopping and hotel area, just a stone's throw from Broadway. Recently, an investment advisor friend of ours brought his wife to town for a typical New York City weekend of dinner, a Broadway show and a visit to our office. The intrepid advisor sat down with us for the following exchange.

HOW DO YOU VIEW YOUR PERFORMANCE IN 1997?

      We were pleased with our results, especially considering our approach to risk. While recognizing that both our investment approach and our picking universe will influence returns, ultimately we should be judged in terms of our ability to produce a successful, and hopefully consistent, record of long-term returns.

DO YOU ANTICIPATE CHANGING YOUR APPROACH TO RISK TO TAKE ADVANTAGE OF THE MARKET'S HIGH RETURNS?

      No. We remain committed to evaluating both risk and reward equally, especially given the current environment. We believe one of the primary tasks of a good money manager is to understand and respect risk, regardless of how euphoric market conditions may be.

WHAT ROLE WILL HIGHER MARKET VOLATILITY PLAY IN EQUITY INVESTING?

      It is our belief that active managers typically perform better during these volatile periods. Interestingly, small-cap value can frequently be a market leader in this environment.

WHAT CHALLENGES DO YOU SEE  IN '98 AND BEYOND?

      The challenge for all investors is going to be dealing with a lower-return environment. We know that we have been crying wolf on this issue, but we continue to believe that the extraordinary market returns of the last several years are not sustainable. The Dow just concluded its best 10-year performance period and the S&P 500 its best period of overall performance ever. We think this is indicative of a peak moment and that lower returns are a given. That said, we will continue as we always have to invest in small companies with a risk-averse approach with the goal of above average absolute returns.

[BEGIN PULL QUOTE]
We have never been against growth as an attribute; it's really about what price you pay for growth, not whether growth is good or bad.
[END PULL QUOTE]


6 | THE ROYCE FUNDS ANNUAL REPORT 1997

HOW DO YOU DISTINGUISH BETWEEN GROWTH AND VALUE COMPANIES?

      The words growth and value are not polar opposites and at some level have become irrelevant. We have never been against growth as an attribute; it's really about what price you pay for growth, not whether growth is good or bad.

DO THE FUNDS EVER BUY STOCKS THAT THEY HAVE HELD PREVIOUSLY?

      Absolutely. Since we tend to develop deep knowledge bases about our companies, we think there is nothing better than to return to familiar territory if the opportunity arises.

WHAT, IF ANYTHING, DO YOU DO TO MAKE YOUR FUNDS MORE TAX EFFICIENT?

      We subscribe under normal circumstances to a low portfolio turnover approach, we focus on generating long-term capital gains and, when liquidating positions, we sell our highest cost lots first.

THE GRAPES OF "WRISK"

[DRAWING OF A BUNCH OF GRAPES]

      For many years, we have described our investment style as "risk-averse," and characterized our work as "risk management." In fact, we have consistently presented risk information alongside performance returns to demonstrate our belief that both are equally important. When we examine companies for potential investment, we consider both risk and reward potential, and we think that when an investor considers a mutual fund investment, he or she should consider these factors, too. The idea of giving emphasis to risk remains central to our style of investment management, but it occurs to us that the time may be right to clarify exactly what we mean by risk. What, after all, are we talking about when we talk about risk?
      Regardless of the context we choose, risk is a complicated word. This may be why one writer recently defined it as "the art and science of choice." However rationally we behave in the face of uncertainty, however realistically we define the potential pitfalls and profits, unanswerable questions always linger. The science of risk involves a great deal of reliance on the future resembling the past. The past forms a picture from which we make guesses, however well-educated, about the future. The art of risk lies in the ability to see what many others cannot.

      In our money management work, we stick almost exclusively to equity investing. Our primary emphasis is to determine

[BEGIN PULL QUOTE]
Our commitment to lowering risk requires an educated understanding, not an avoidance, of risk.
[END PULL QUOTE]


                                         THE ROYCE FUNDS ANNUAL REPORT 1997  | 7

[SIDEBAR]
I think that it is both appropriate and conservative for investors to consider doubling or tripling their current small-cap value allocation to 20% - 30%. [END SIDEBAR]

[BEGIN PULL QUOTE]
Wall Street and Main Street do not always walk hand in hand. Therefore, our approach must be multi-dimensional.
[END PULL QUOTE]


the margin of safety for a given stock or, in other words, assessing how much risk we are taking to achieve a certain reward. Our method is both quantitative and historical, concentrating on two primary factors, business risk and price risk.
      When we analyze a company's business fundamentals, we ask ourselves several important questions that relate directly to business risk. One significant measure of a company's financial good health lies in our estimate of its ability to withstand economic adversity. We want to know what the potential risk is of "permanent capital impairment," i.e., the likelihood of a business not being able to generate sustainable returns on assets or, even worse, becoming insolvent.
      Wall Street and Main Street do not always walk hand in hand. Therefore, our approach must be multi-dimensional. This is where price risk becomes important. We attempt to reduce this type of risk by buying stocks that are trading at what we believe are bargain prices; we believe that the price one pays for an investment makes a significant difference in long-term returns.
      Our commitment to lowering risk requires an educated understanding, not an avoidance, of risk. It is a reality to be lived with, not escaped from. For us, understanding a company's business risk through the examination of 10Qs, 10Ks and other documents forms the science of risk management. The art of risk, and the fun of all this work, comes from interpreting the subjective and seeking to convert these assessments into attractive long-term returns. We get a kick out of proving wrong those academics who assert that high absolute returns are solely the product of high risk.
      We are the first to admit that our focus on risk has somewhat hindered our relative returns over the last several years, but we do not intend to abandon our approach, especially given the higher levels of volatility in today's market.

PRELUDE TO A...

      While we have no idea where the Dow Jones Industrial Average will end in 1998, we do believe that the current backdrop of higher market volatility, overseas vulnerability, and potential interest rate uncertainty may result in a favorable investment environment for small-cap value. Higher volatility usually translates into lower returns - the standard deviation for the S&P 500 for the six months ended 12/31/97 was 50% higher than the first half of the year, while total return was approximately half that of the first six months - and an edge for value because the discipline demands buying stocks as they decline and selling them as they go up.


8 | THE ROYCE FUNDS ANNUAL REPORT 1997

By its very nature, small-cap value generally has limited foreign exposure, an advantage given the current turmoil in Southeast Asia. In our judgment, it is unlikely that a 25% decline in long-term interest rates and a 125% rise in the S&P 500 will be repeated in the next three years.
      We look forward to taking a curtain call for what we hope will be a "successful run" in 1998 and remain confident about the long-term prospects of our risk-averse approach.

[PHOTO OF ROYCE, GEORGE, FOCKLER] (c) Gloria Baker
Chuck Royce, Whitney George, Jack Fockler

Sincerely,

/s/ Charles M. Royce       /s/ W. Whitney George      /s/ Jack E. Fockler, Jr.
    Charles M. Royce           W. Whitney George          Jack E. Fockler, Jr.

      President                Vice President                Vice President


January 26, 1998


PS:  Broadway trivia fans will be interested to know that...

Bring In 'Da Noise, Bring In 'Da Funk made it to Broadway in April 1996 after a successful Off Broadway run. Savion Glover's rhythmic tribute to tap took home a Tony in '96 for Best Musical.

Fiddler On The Roof was one of Broadway's all-time winners with 3,242 performances between 1964 and 1972. The play was also made into a successful film featuring future "Starsky & Hutch" star Paul Michael Glaser in a supporting role.

A Chorus Line is still the all-time performance leader (what mutual fund manager wouldn't love to be able to say that) with a record 6,137 performances. "One Singular Sensation" indeed!

A Funny Thing Happened On The Way To The Forum was one of Broadway's most successful reruns. The most recent production (April 1996 - January 1998) drew raves with three different actors in the leading role: Nathan Lane, Whoopi Goldberg and David Alan Grier.

Beauty And The Beast proved that cartoons can make great plays with one of the most successful runs of the '90s!

West Side Story showed that Shakespeare could swing on the streets of New York and remains one of the country's most popular musicals.

The Grapes Of Wrath offered unfortunate evidence that great novels don't always translate into great dramas - this production endured a brief six-month run from March through September of 1990.

Prelude To a Kiss, originally featuring Timothy Hutton, did not become a prelude to box office success when it was made into a film.


                                         THE ROYCE FUNDS ANNUAL REPORT 1997  | 9

[SIDEBAR]
WHAT WE DO Royce Premier Fund ("RPR") uses a risk-averse value approach to invest primarily in a concentrated portfolio of small-cap stocks with market caps between $300 million and $1 billion. The securities in Premier's portfolio include our highest confidence selections, those we define as "superior companies" because of their solid balance sheets, excellent prospects and high internal rates of return.

HOW WE DID After starting strong, Royce Premier Fund suffered through a sluggish second half, returning 3.3% for the period and 18.4% for the full year versus returns of 11.0% and 22.4%, respectively, for the Fund's benchmark index, the small-cap oriented Russell 2000. The Fund's holdings are concentrated in the more liquid, upper tier of the small-cap market. These stocks were particularly volatile during the fourth quarter.
      Although we are disappointed with the fourth quarter results, we are confident about the long-term prospects for the Fund. We fully recognize that concentration increases the opportunity for short-term out of sync performance; however, we believe that it is the appropriate strategy for the upper end of the small-cap market.
      The Fund has an overall 4-star ([4 STARS]) rating from Morningstar out of 2,332 equity funds as of December 31, 1997. RPR's net assets, which were at $533 million as of December 31, 1997, continued their steady growth through the Fund's sixth full year of performance history. We remain enthused about RPR's absolute and risk-adjusted return prospects, and fully expect to take advantage of the opportunities that higher levels of market volatility often create.
[END SIDEBAR]

ROYCE PREMIER FUND
-------------------------------------------------------------------------------

TOTAL RETURNS
THROUGH 12/31/97

------------------------------------------------------------------
        4th Quarter 1997                                -5.5%
------------------------------------------------------------------
        Jul-Dec 1997                                     3.3%
------------------------------------------------------------------
        1997                                            18.4%
------------------------------------------------------------------
        3-Year Average Annual                           18.1%
------------------------------------------------------------------
        5-Year Average Annual                           15.2%
------------------------------------------------------------------
        Since Inception (12/31/91)                      15.3%
        Average Annual
------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN COMPARISON                           Since its inception,
INCEPTION (12/31/91) THROUGH 12/31/97
                                                 Royce Premier has
              Average Annual   Standard
               Total Return   Deviation   RUR    substantially outperformed
----------------------------------------------
Royce Premier      15.3%         6.8      2.25   the Russell 2000
----------------------------------------------
Russell 2000       16.7%        12.7      1.31   on a risk-adjusted basis.
----------------------------------------------

RUR = Return Per Unit of Risk: Average annual
total return divided by the annualized standard
deviation over a designated time period. Please
read the prospectus for a more complete
discussion of risk.
--------------------------------------------------------------------------------


ROYCE PREMIER VERSUS RUSSELL 2000         VALUE OF $10,000 INVESTED ON 12/31/91
--------------------------------------------------------------------------------

                    Royce           Russell
 Date              Premier            2000
12/31/91            10000            10000
 3/31/92            10160            10750
 6/30/92            10140            10017
 9/30/92            10440            10303          Russell 2000  $25,309
12/31/92            11580            11841          Royce Premier $23,461
 3/31/93            12125            12346
 6/30/93            12608            12615
 9/30/93            12923            13718
12/31/93            13784            14079
 3/31/94            13891            13704
 6/30/94            13741            13171
 9/30/94            14258            14085
12/31/94            14236            13823
 3/31/95            14851            14460
 6/30/95            16103            15815
 9/30/95            16807            17378
12/31/95            16774            17755
 3/31/96            17339            18662
 6/30/96            18022            19595
 9/30/96            18469            19662
12/31/96            19813            20684
 3/31/97            20041            19613
 6/30/97            22705            22794
 9/30/97            24837            26186
12/31/97            23461            25309



        [blue box] Royce Premier        [yellow box] Russell 2000

Includes reinvestment of distributions.


10 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
-------------------------------------------------------------------------------


DOWN MARKET PERFORMANCE COMPARISON
(ALL DOWN PERIODS OF 7.5% OR GREATER) IN PERCENTAGES (%)

[BAR CHART]

-------------------------------------------------------------------------------
                      Royce Premier       Russell 2000
2/12/92-7/8/92            0.0                -11.9

3/18/94-12/9/94          -4.2                -12.4

5/22/96-7/24/96          -6.4                -15.5

1/22/97-4/25/97          +0.3                 -9.2

10/13/97-10/27/97        -6.2                 -9.7

               Royce Premier's risk-averse investment orientation
            has resulted in strong relative returns in down markets.
-------------------------------------------------------------------------------


GOOD IDEAS THAT WORKED

----------------------------------------------------------
           1997 REALIZED AND UNREALIZED GAIN
----------------------------------------------------------
    New England Business Service             $5,408,992
----------------------------------------------------------
    CalMat                                    4,912,001
----------------------------------------------------------
    Wesco Financial Corporation               4,384,400
----------------------------------------------------------
    E.W. Blanch Holdings                      4,157,782
----------------------------------------------------------
    Florida Rock Industries                   3,446,908
----------------------------------------------------------
    Combined Gain                           $22,310,083
----------------------------------------------------------


GOOD IDEAS AT THE TIME

----------------------------------------------------------
             1997 REALIZED AND UNREALIZED LOSS
----------------------------------------------------------
    Charming Shoppes                         $2,419,765
----------------------------------------------------------
    The Talbots                               2,362,210
----------------------------------------------------------
    Haemonetics Corporation                   2,356,803
----------------------------------------------------------
    Stanhome                                  1,262,331
----------------------------------------------------------
    Applebee's International                  1,211,793
----------------------------------------------------------
    Combined Loss                            $9,612,902
----------------------------------------------------------

TOP TEN POSITIONS
% OF NET ASSETS

-------------------------------------
1.  CalMat                        3.2
-------------------------------------
2.  New England
    Business Service              3.2
-------------------------------------
3.  Trenwick Group                2.9
-------------------------------------
4.  Stanhome                      2.8
-------------------------------------
5.  Gibson Greetings              2.7
-------------------------------------
6.  National Computer Systems     2.6
-------------------------------------
7.  The Commerce Group            2.6
-------------------------------------
8.  Florida Rock Industries       2.5
-------------------------------------
9.  Lilly Industries Cl. A        2.5
-------------------------------------
10. The Pioneer Group             2.5
-------------------------------------
         The top 35 holdings
      represented 83% of equity
     investments as of 12/31/97.
-------------------------------------

PORTFOLIO DIAGNOSTICS

------------------------------------------
 Median Market Cap            $563 million
------------------------------------------
 Weighted Average P/E Ratio          17.7x
------------------------------------------
 Weighted Average P/B Ratio           1.9x
------------------------------------------
 Weighted Average Yield               1.9%
------------------------------------------
 Net Assets                   $533 million
------------------------------------------
 Turnover Rate                         18%
------------------------------------------
 Symbol                              RYPRX
------------------------------------------

     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     New England Business Service's highly effective management transformed a sleepy, small mail order company with strong cash flow into a growing company with increasing stock values. Successful acquisitions, stock repurchases and energetic marketing all have contributed to the company's growth.

     Charming Shoppes is a stock in which we have redoubled our commitment. Good management, a lot of cash and 1,100 Fashion Bug stores keep us excited about this stock which is admittedly taking longer than we expected to turn around.

PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)              % OF NET ASSETS*

-------------------------------------------------------------------------------
Industrial Products  Textiles, building construction materials, steel, paper. 20

Financial Intermediaries  Banks, insurance, stockbrokers.                     16

Financial Services Investment management, insurance brokers, credit rating.   12

Industrial Services  Engineering, trucking, printing, advertising.            12

Consumer Products Apparel, home furnishings, mobile homes.                    11

Natural Resources  Energy, real estate, aggregates.                            9

Technology  Electronics, software, distributors.                               8

Retail  Apparel stores, discount stores, direct marketing.                     5

Consumer Services  Restaurants, airlines.                                      4

Health  Pharmaceuticals, medical equipment, health care, biotech.              2
-------------------------------------------------------------------------------
*excludes cash and cash equivalents.

                                       THE ROYCE FUNDS ANNUAL REPORT 1997  |  11

ROYCE MICRO-CAP FUND
-------------------------------------------------------------------------------

[SIDEBAR]
WHAT WE DO Royce Micro-Cap Fund ("RMC") invests primarily in companies with market capitalizations of $300 million or less. We believe the buying opportunities in this more volatile sector have more potential for higher returns than any other in the domestic equity market due to limited institutional attention and research coverage.

HOW WE DID After a slow start, micro-cap stocks emerged in 1997's second half. Royce Micro-Cap Fund outperformed its benchmark, the small-cap oriented Russell 2000 index, for both the second half and full year, returning 13.3% and 24.7%, respectively, versus 11.0% and 22.4% for the Russell 2000. RMC has also outperformed the Russell 2000 over both the 5-year and since inception (12/31/91) periods. With $200 million in net assets as of December 31, 1997, it remains one of the few micro-cap funds available with six years of performance history.
     Although many micro-cap funds have been introduced over the last several years, the universe remains large, diverse and, we believe, relatively unexploited. The Fund's long-term returns, the sheer size of the universe, and our belief that increased market volatility will lead to buying opportunities all result in our continued enthusiasm for the long-term prospects of this sector.
[END SIDEBAR]

TOTAL RETURNS
THROUGH 12/31/97

-------------------------------------------------------------------
        4th Quarter 1997                                -2.0%
-------------------------------------------------------------------
        Jul-Dec 1997                                    13.3%
-------------------------------------------------------------------
        1997                                            24.7%
-------------------------------------------------------------------
        3-Year Average Annual                           19.7%
-------------------------------------------------------------------
        5-Year Average Annual                           17.1%
-------------------------------------------------------------------
        Since Inception (12/31/91)                      19.0%
        Average Annual
-------------------------------------------------------------------



--------------------------------------------------------------------------------
RISK/RETURN COMPARISON                           Since its inception,
INCEPTION (12/31/91) THROUGH 12/31/97
                                                 Royce Micro-Cap has
              Average Annual   Standard
               Total Return   Deviation   RUR    outperformed the
----------------------------------------------
Royce Micro-Cap    19.0%         9.6      1.99   Russell 2000 on BOTH
----------------------------------------------
Russell 2000       16.7%        12.7      1.31   an absolute and a
----------------------------------------------
                                                 risk-adjusted basis.
RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period.
Please read the prospectus for a more complete discussion of risk.



ROYCE MICRO-CAP VS. RUSSELL 2000     VALUE OF $10,000 INVESTED ON 12/31/91
-------------------------------------------------------------------------------

                    Royce           Russell
 Date             Micro-Cap           2000
12/31/91            10000            10000
 3/31/92            11100            10750
 6/30/92            10700            10017         Royce Micro-Cap $28,426
 9/30/92            11421            10303         Russell 2000    $25,309
12/31/92            12941            11841
 3/31/93            14184            12346
 6/30/93            14207            12615
 9/30/93            15316            13718
12/31/93            16004            14079
 3/31/94            16127            13704
 6/30/94            15855            13171
 9/30/94            16770            14085
12/31/94            16572            13823
 3/31/95            17185            14460
 6/30/95            18464            15815
 9/30/95            19717            17378
12/31/95            19731            17755
 3/31/96            20544            18662
 6/30/96            21906            19595
 9/30/96            21172            19662
12/31/96            22798            20684
 3/31/97            22602            19613
 6/30/97            25095            22794
 9/30/97            29015            26186
12/31/97            28426            25309


[blue box] Royce Micro-Cap      [yellow box] Russell 2000

-------------------------------------------------------------------------------
Includes reinvestment of distributions.


12 | THE ROYCE FUNDS ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
-------------------------------------------------------------------------------


DOWN MARKET PERFORMANCE COMPARISON
(ALL DOWN PERIODS OF 7.5% OR GREATER) IN PERCENTAGES (%)

[BAR CHART]

-------------------------------------------------------------------------------
                        Royce Micro-Cap               Russell 2000
2/12/92-7/8/92               -1.5                        -11.9

3/18/94-12/9/94              -4.4                        -12.4

5/22/96-7/24/96              -8.7                        -15.5

1/22/97-4/25/97              -5.1                         -9.2

10/13/97-10/27/97            -5.2                         -9.7

             Royce Micro-Cap's risk-averse investment orientation
            has resulted in strong relative returns in down markets.
-------------------------------------------------------------------------------



GOOD IDEAS THAT WORKED
--------------------------------------------------------------
            1997 REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------
    Oshkosh B'Gosh Cl. A                     $1,726,659
--------------------------------------------------------------
    Performance Technologies                  1,370,299
--------------------------------------------------------------
    Duff & Phelps Credit Rating Co.           1,215,120
--------------------------------------------------------------
    Rykoff-Sexton                               978,838
--------------------------------------------------------------
    Puerto Rican Cement Company                 906,426
--------------------------------------------------------------
    Combined Gain                            $6,197,342
--------------------------------------------------------------


GOOD IDEAS AT THE TIME
--------------------------------------------------------------
             1997 REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------
    Guy F. Atkinson Company                   $1,213,852
--------------------------------------------------------------
    The Topps Company                            909,492
--------------------------------------------------------------
    Open Plan Systems                            552,955
--------------------------------------------------------------
    Technical Communications Corporation         502,827
--------------------------------------------------------------
    Rush Enterprises                             476,570
--------------------------------------------------------------
    Combined Loss                             $3,655,696
--------------------------------------------------------------



PORTFOLIO DIAGNOSTICS

--------------------------------------------------------
    Median Market Cap              $164 million
--------------------------------------------------------
    Weighted Average P/E Ratio            16.7x
--------------------------------------------------------
    Weighted Average P/B Ratio             1.7x
--------------------------------------------------------
    Weighted Average Yield                 1.0%
--------------------------------------------------------
    Net Assets                     $200 million
--------------------------------------------------------
    Turnover Rate                           38%
--------------------------------------------------------
    Symbol                                RYOTX
--------------------------------------------------------


TOP TEN POSITIONS
% OF NET ASSETS

---------------------------------------------
1.  Richardson Electronics          1.7
---------------------------------------------
2.  Duff & Phelps
    Credit Rating Co.               1.5
---------------------------------------------
3.  Oshkosh B'Gosh Cl. A            1.5
---------------------------------------------
4.  Johnson Worldwide
    Associates Cl. A                1.4
---------------------------------------------
5.  BGS Systems                     1.4
---------------------------------------------
6.  PXRE Corporation                1.4
---------------------------------------------
7.  Bassett Furniture
    Industries, Incorporated        1.3
---------------------------------------------
8.  VideoServer                     1.3
---------------------------------------------
9.  Puerto Rican
    Cement Company                  1.2
---------------------------------------------
10. Catherines Stores
    Corporation                     1.2
---------------------------------------------


     During 1997, the companies listed above made the largest positive and negative contributions in dollar terms to our overall performance. While we are quite pleased with this year's successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past years' winners and losers has taught us that this year's beast can easily be transformed into next year's beauty. Certain securities whose fundamentals are intact, but whose recent performance is out of sync, provide us with the opportunity to buy additional shares at discounted prices. The end result is that we would not be surprised to find that one of this year's underperformers becomes a future year's major portfolio success story.

     Oshkosh B'Gosh remains, in our opinion, a very solid company whose management has begun to concentrate more closely on their core business of clothing manufacturing, has shed non-core operations and has applied excess capital to stock repurchases. All of these activities led to growth in earnings and stock price.

     Guy F. Atkinson Company was a case of our badly misjudging management as the stock of this heavy construction contractor went from a $10 per share book value to bankruptcy virtually overnight in spite of a solid balance sheet. This provides a good example of the importance of portfolio diversification.



PORTFOLIO SECTOR BREAKDOWN (WITH EXAMPLES)      % OF NET ASSETS*

-------------------------------------------------------------------------------
Industrial Products  Textiles, building construction materials, steel, paper. 20
Consumer Products Apparel, home furnishings, mobile homes.                    17
Technology  Electronics, software, distributors.                              16
Industrial Services  Engineering, trucking, printing, advertising.            13
Financial Intermediaries  Banks, insurance, stockbrokers.                     12
Miscellaneous                                                                  5
Consumer Services  Restaurants, airlines.                                      4
Financial Services Investment management, insurance brokers, credit rating.    4
Retail  Apparel stores, discount stores, direct marketing.                     4
Health Pharmaceuticals, medical equipment, health care, biotech.               2
Natural Resources  Energy, real estate, aggregates.                            2
Utilities                                                                      1
-------------------------------------------------------------------------------
*excludes cash and cash equivalents.



                                        THE ROYCE FUNDS ANNUAL REPORT 1997  | 13

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION
-------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS
     If you are a shareholder of our Funds through one of the mutual fund supermarkets such as Charles Schwab, Fidelity, Jack White, etc. and would like to be kept apprised directly of what's going on with The Royce Funds, please drop us a line or an e-mail at "funds@roycenet.com" with your name, address, telephone number and the name of the Fund you hold.

[GRAPHIC OF A COMPUTER MONITOR DISPLAYING WORDS THE ROYCE FUNDS]

NEW ON OUR WEBSITE
     Royce Funds' shareholders can now have PC access to account information and perform transactions online through Royce Online Account Access (ROAA)!

     A new section dedicated to our unique gifting and estate planning fund, Royce GiftShares Fund, has also been added.

ROYCE PORTFOLIOS NOW IN A VARIABLE ANNUITY
     Royce & Associates has contracted with IL Annuity and Insurance Company, a wholly-owned subsidiary of the Indianapolis Life Group of Companies, rated A (excellent) by A.M. Best, to offer our micro-cap approach in a variable annuity format in the Indianapolis "Visionary Choice" Variable Annuity. To receive a prospectus, which includes fees and expenses, call IL Annuity and Insurance Company toll-free at 1-888-232-6486. Please read the prospectus carefully before investing.

     We have also contracted with American General Life, one of the country's largest distributors of insurance products, to offer our premier and total return approaches in a variable annuity format in their newly-developed "Select Reserve" Variable Annuity Insurance Contract in February 1998. To receive a prospectus, which includes fees and expenses, call 1-800-829-5046. Please read the prospectus carefully before investing.



NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Royce Micro-Cap Fund invests primarily in securities of micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money.

     Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/97 and are subject to change monthly. The rating is calculated from a fund's three, five and ten-year average annual returns with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Royce Premier Fund received three and four stars for the three- and five-year periods ended December 31, 1997 in the domestic equity category out of 2,332 and 1,292 funds, respectively. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, and 35% receive three stars. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average risk score for the 324 funds in the small-cap objective category was 1.49 for the three years ended 12/31/97. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier, Royce Total Return, and Pennsylvania Mutual Fund for this period were 0.67, 0.20 and 0.70, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value, Russell 2000 Growth, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.

14 | THE ROYCE FUNDS ANNUAL REPORT 1997

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Schedules of Investments                                 16-18

Statements of Assets and Liabilities                     19

Statements of Changes in Net Assets                      20

Statements of Operations and                             21
  Financial Highlights

Notes to Financial Statements                            22-23


[Graphic of typical mutual fund page from a newspaper, with Royce Funds circled]

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE PREMIER FUND                                    DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 87.1%

                                              SHARES            VALUE
                                              ------            -----
Consumer Products -- 9.4%
Gibson Greetings*                              647,500      $ 14,164,063
Juno Lighting                                  334,900         5,860,750
Oakley*                                        882,600         7,998,562
Stanhome                                       581,300        14,932,144
Sturm, Ruger & Company                         380,900         7,022,844
                                                            ------------
                                                              49,978,363
                                                            ------------
Consumer Services -- 3.9%
Applebee's International                       447,400         8,081,163
Buffets*                                       611,785         5,735,484
Sbarro                                         260,800         6,862,300
                                                            ------------
                                                              20,678,947
                                                            ------------
Financial Intermediaries -- 14.2%
The Commerce Group                             418,000        13,637,250
Leucadia National Corporation                  352,300        12,154,350
Orion Capital Corporation                      113,800         5,284,588
Pennsylvania Manufacturers
 Corporation Cl.A                              357,010         5,712,160
Trenwick Group                                 409,850        15,420,606
Wesco Financial Corporation                     38,800        11,640,000
Zenith National Insurance                      449,900        11,584,925
                                                            ------------
                                                              75,433,879
                                                            ------------
Financial Services -- 10.7%
E.W. Blanch Holdings                           290,500        10,004,094
Crawford & Company Cl. A                       373,350         7,093,650
Arthur J. Gallagher & Co.                      282,100         9,714,819
The John Nuveen Company Cl. A                  216,800         7,588,000
The Pioneer Group                              467,800        13,156,875
Willis Corroon Group ADR+                      775,700         9,550,806
                                                            ------------
                                                              57,108,244
                                                            ------------
Health -- 1.7%
Haemonetics Corporation*                       659,300         9,230,200
                                                            ------------
Industrial Products -- 17.1%
Curtiss-Wright Corporation                     244,000         8,860,250
Fab Industries                                 180,000         5,602,500
P. H. Glatfelter Company                       257,900         4,803,388
Kaydon Corporation                             374,700        12,224,587
Lilly Industries Cl. A                         642,000        13,241,250
The Lincoln Electric Company Cl. A             209,300         7,534,800
Nordson Corporation                            112,500         5,160,935
Simpson Manufacturing*                         128,500         4,280,656
The Standard Register Company                  348,800        12,120,800
Unifi                                          222,400         9,048,900
Woodward Governor Company                      263,456         8,529,388
                                                            ------------
                                                              91,407,454
                                                            ------------
Industrial Services -- 10.1%
Air Express International Corporation          108,700         3,315,350
Arnold Industries                              480,500         8,288,625


                                              SHARES            VALUE
                                              ------            -----

Bowne & Co.                                    164,000      $  6,539,500
DIMON Incorporated                             235,200         6,174,000
Morrison Knudsen Corporation*                  884,400         8,622,900
New England Business Service                   507,200        17,118,000
Willbros Group*                                251,000         3,765,000
                                                            ------------
                                                              53,823,375
                                                            ------------
Natural Resources -- 8.0%
Tom Brown*                                     623,810        12,008,343
CalMat                                         619,500        17,268,563
Florida Rock Industries                        587,400        13,363,350
                                                            ------------
                                                              42,640,256
                                                            ------------
Retail -- 4.6%
Charming Shoppes*                            2,773,600        13,001,250
Sotheby's Holdings Cl. A                       370,400         6,852,400
The Talbots                                    271,300         4,917,313
                                                            ------------
                                                              24,770,963
                                                            ------------
Technology -- 7.4%
Dionex Corporation*                             91,200         4,582,800
Marshall Industries*                           395,100        11,853,000
National Computer Systems                      390,700        13,772,175
Unitrode Corporation*                          422,300         9,079,450
                                                            ------------
                                                              39,287,425
                                                            ------------
TOTAL COMMON STOCKS
 (Cost $383,881,683)                                         464,359,106
                                                            ------------
                                            PRINCIPAL
                                             AMOUNT
                                             --------
U.S. TREASURY
OBLIGATIONS -- 6.5%
U.S. Treasury Notes
 7.00%, due 4/15/99                        $14,000,000        14,231,840
 6.25%, due 8/31/00                         10,000,000        10,134,400
 6.25%, due 8/31/02                         10,000,000        10,204,700
                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $34,225,158)                                           34,570,940
                                                            ------------
REPURCHASE AGREEMENT -- 6.1%
State Street Bank and Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $32,609,327,
 (collaterized by U.S. Treasury Notes,
 5.875% due 10/31/98, valued at $33,256,798)
 (Cost $32,600,000)                                           32,600,000
                                                            ------------
TOTAL INVESTMENTS -- 99.7%
 (Cost $450,706,841)                                         531,530,046
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 0.3%                                           1,611,441
                                                            ------------
NET ASSETS -- 100.0%                                        $533,141,487
                                                            ------------

--------------------------------------------------------------------------------
* Non-income producing.
+ American Depository Receipt.
Income Tax Information: The cost of total investments for federal income tax purposes was $450,754,714. At December 31, 1997, net unrealized appreciation for all securities was $80,775,332, consisting of aggregate gross unrealized appreciation of $94,382,972 and aggregate gross unrealized depreciation of $13,607,640. The Fund designated $23,111,645 as a capital gain dividend for the purpose of the dividend paid deduction.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16 |  THE ROYCE FUNDS ANNUAL REPORT 1997

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS -- 89.5%



                                              SHARES            VALUE
                                              ------            -----
Consumer Products -- 14.9%
Bassett Furniture Industries,
 Incorporated                                85,000        $2,550,000
Conso Products*                              87,175           664,709
800-JR CIGAR*                                26,000           650,000
Fedders Corporation Cl. A                   125,400           768,075
Garan Incorporated                           33,200           854,900
Gibson Greetings*                            30,000           656,250
J & J Snack Foods*                           22,700           371,713
Jean-Philippe Fragrances*                   183,000         1,258,125
Johnson Worldwide
 Associates Cl. A*                          157,750         2,780,344
Kit Manufacturing*                           32,200           219,362
Lifetime Hoan Corporation                   127,780         1,261,827
Lund International Holdings*                157,200         1,866,750
Mity-Lite*                                   19,420           393,255
Oshkosh B'Gosh Cl. A                         89,400         2,950,200
Pentech International*                      220,600           634,225
The Rival Company                            55,000           721,875
The Sirena Apparel Group*                   110,000           440,000
The Smithfield Companies                     33,800           399,263
Steck-Vaughn Publishing
 Corporation*                                57,500           848,125
Thomaston Mills Cl. A                       107,000           989,750
Thor Industries                              60,800         2,086,200
The Topps Company*                          584,200         1,296,194
Toy Biz*                                    137,600         1,066,400
Velcro Industries                            22,700         2,179,200
Weyco Group                                  80,300         1,816,787
                                                           ----------
                                                           29,723,529
                                                           ----------
Consumer Services -- 3.3%
Jenny Craig*                                 86,800           656,425
MovieFone Cl. A*                            216,500         1,461,375
PCA International                            99,900         2,097,900
Pizza Inn                                   193,500         1,088,438
Sagebrush*                                  153,400         1,025,862
Shoney's*                                    91,412           291,376
                                                           ----------
                                                            6,621,376
                                                           ----------
Financial Intermediaries -- 10.7%
ALLIED Life Financial Corporation            56,650         1,239,219
BHI Corporation                              69,600         2,140,200
Highlands Insurance Group*                   67,100         1,903,963
Intercargo Corporation                      122,900         1,628,425
Lawyers Title Corporation                    64,500         2,027,719
Medical Assurance*                           62,758         1,765,069
Nobel Insurance Limited                      53,750           705,469
Old Guard Group                              79,900         1,528,087
Oriental Financial Group                     43,750         1,293,359
PXRE Corporation                             83,524         2,771,953
Pennsylvania Manufacturers
 Corporation Cl. A                          135,072         2,161,152
Piper Jaffray Companies                      10,300           375,306


                                              SHARES            VALUE
                                              ------            -----

RLI                                          23,200        $1,155,650
Trenwick Group                               18,900           711,113
                                                           ----------
                                                           21,406,684
                                                           ----------
Financial Services -- 4.0%
E.W. Blanch Holdings                         28,100           967,694
Duff & Phelps Credit Rating Co.              74,300         3,018,438
Eaton Vance                                  30,000         1,132,500
Investors Financial Services
 Corporation                                 16,774           771,604
Phoenix Duff & Phelps
 Corporation                                231,000         1,848,000
U.S. Global Investors Cl. A*                137,000           256,875
                                                           ----------
                                                            7,995,111
                                                           ----------
Health -- 1.6%
Hauser*                                      73,900           443,400
International Isotopes*                     131,600         1,151,500
Life Technologies                            18,800           625,100
Nitinol Medical Technologies*               131,700         1,053,600
                                                           ----------
                                                            3,273,600
                                                           ----------
Industrial Products -- 17.6%
Aldila*                                     215,400           942,375
American Buildings Company*                  38,000           959,500
BHA Group Holdings                          106,639         2,079,460
Blessings Corporation*                       64,100           945,475
CFC International*                           93,300         1,096,275
Carbo Ceramics                               44,000         1,408,000
Chemfab Corporation*                         56,400         1,156,200
Curtiss-Wright Corporation                   31,800         1,154,737
DeVlieg-Bullard*                            414,900         1,581,806
Fab Industries                               59,700         1,858,163
Falcon Products                             105,500         1,496,781
Hawkins Chemical                            152,026         1,757,801
Holophane Corporation*                       13,000           321,750
International Aluminum
 Corporation                                 42,700         1,334,375
Knape & Vogt Manufacturing
 Company                                     16,900           367,575
Mestek*                                      12,000           225,000
Midwest Grain Products*                     129,550         1,619,375
Myers Industries                             63,393         1,081,643
Oshkosh Truck Corporation Cl. B              71,600         1,293,275
Penn Engineering and
 Manufacturing                               73,300         1,759,200
Puerto Rican Cement Company                  47,100         2,363,831
Quaker Chemical Corporation                  10,450           197,897
Shorewood Packaging Corporation*             64,700         1,730,725
Simpson Manufacturing*                       60,800         2,025,400
Special Metals Corporation*                  71,500         1,287,000
Sun Hydraulics Corporation                   90,000         1,080,000
Synalloy Corporation                         73,700         1,087,075
Woodward Governor Company                    28,648           927,479
                                                           ----------
                                                           35,138,173
                                                           ----------

                                      THE ROYCE FUNDS ANNUAL REPORT 1997  |   17

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                  DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                               SHARES            VALUE
                                               ------            -----
Industrial Services -- 11.9%
Aceto Corporation                              29,700      $    608,850
AirNet Systems*                                74,900         1,610,350
Guy F. Atkinson Company of
 California*                                  292,300           401,913
Circle International Group                     51,300         1,176,694
Cornell Corrections*                           83,900         1,740,925
Devcon International*                          62,400           304,200
Ennis Business Forms                          105,500           975,875
Frozen Food Express Industries                192,150         1,729,350
Insituform Technologies Cl. A*                212,500         1,646,875
Jaco Electronics*                              96,200           601,250
Kenan Transport Company                        35,130         1,286,636
Merrill Corporation                            36,800           855,600
New England Business Service                   42,300         1,427,625
Open Plan Systems*                            100,600           326,950
Perini Corporation*                            72,700           654,300
Rush Enterprises*                             170,100         1,360,800
[dbldag]Sevenson Environmental Services       169,400         2,075,150
Standard Commercial Corporation*               89,733         1,486,203
Vallen Corporation*                            73,600         1,527,200
Willbros Group*                               120,400         1,806,000
                                                           ------------
                                                             23,602,746
                                                           ------------
Natural Resources -- 2.0%
Florida Rock Industries                        81,200         1,847,300
MK Gold Company*                              517,900           776,850
PetroCorp Incorporated*                       165,700         1,367,025
                                                           ------------
                                                              3,991,175
                                                           ------------
Retail -- 3.8%
The Bombay Company*                            53,000           245,125
Catherines Stores Corporation*                337,600         2,363,200
Cato Corporation Cl. A                        114,500         1,016,187
Lechters*                                     237,300         1,201,331
Mikasa                                         70,000         1,019,375
Suzy Shier                                    120,000           881,705
Urban Outfitters*                              43,000           784,750
                                                           ------------
                                                              7,511,673
                                                           ------------
Technology -- 14.6%
Axiohm Transaction Solutions*                  96,236         1,636,012
BGS Systems                                    79,200         2,772,000


                                               SHARES            VALUE
                                               ------            -----

CEM Corporation*                               85,700      $    940,022
CSP*                                           95,805           766,440
Electroglas*                                   55,800           861,412
Exar Corporation*                              94,100         1,552,650
ILC Technology*                               121,920         1,771,650
Kentek Information Systems                     83,400           562,950
Kronos Incorporated*                           54,000         1,663,875
Landauer                                       36,200         1,013,600
MacNeal-Schwendler Corporation*               187,200         1,801,800
Newport Corporation                           110,300         1,551,094
Performance Technologies*                      77,000         1,116,500
Rainbow Technologies*                          61,100         1,771,900
Richardson Electronics                        304,000         3,382,000
Technical Communications
 Corporation*                                  63,600           333,900
Veeco Instruments*                             58,600         1,289,200
VideoServer*                                  160,500         2,547,937
Woodhead Industries                            93,300         1,749,375
                                                           ------------
                                                             29,084,317
                                                           ------------
Utilities -- 0.4%
Southern Union Company*                        32,261           770,231
                                                           ------------
Miscellaneous -- 4.7%                                         9,461,037
                                                           ------------
TOTAL COMMON STOCKS
 (Cost $143,146,926)                                        178,579,652
                                                           ------------
REPURCHASE AGREEMENT -- 11.0%
State Street Bank and Trust Company,
 5.15% dated 12/31/97, due 1/02/98,
 maturity value $22,006,294,
 (collaterized by U.S. Treasury Notes,
 5.875% due 8/31/99, valued at
 $22,440,828) (Cost $22,000,000)                             22,000,000
                                                           ------------
TOTAL INVESTMENTS -- 100.5%
 (Cost $165,146,926)                                        200,579,652
LIABILITIES LESS CASH AND
 OTHER ASSETS -- (0.5)%                                        (943,009)
                                                           ------------
NET ASSETS -- 100.0%                                       $199,636,643
                                                           ------------

--------------------------------------------------------------------------------
*        Non-income producing.
[dbldag] At December 31, 1997, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Income Tax Information: The cost of total investments for federal income tax purposes was $165,204,741. At December 31, 1997, net unrealized appreciation for all securities was $35,374,911, consisting of aggregate gross unrealized appreciation of $44,320,664 and aggregate gross unrealized depreciation of $8,945,753. The Fund designated $9,607,752 as a capital gain dividend for the purpose of the dividend paid deduction.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18 |  THE ROYCE FUNDS ANNUAL REPORT 1997

STATEMENTS OF ASSETS AND LIABILITIES                DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                                            ROYCE              ROYCE
                                                                                           PREMIER           MICRO-CAP
                                                                                             FUND               FUND
ASSETS:                                                                                ---------------   -----------------
Investments at value (identified cost $418,106,841 and $143,146,926, respectively)      $498,930,046       $ 178,579,652
Repurchase agreements (at cost and value)                                                 32,600,000          22,000,000
Cash                                                                                          83,298              72,260
Receivable for investments sold                                                            1,002,960             207,364
Receivable for capital shares sold                                                         2,113,727             851,761
Receivable for dividends and interest                                                      1,509,470             184,120
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                            536,239,501         201,895,157
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                            585,097           1,615,136
Payable for capital shares redeemed                                                        1,852,498             331,276
Payable for investment advisory fees                                                         456,794             219,433
Accrued expenses                                                                             203,625              92,669
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                         3,098,014           2,258,514
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                             $533,141,487       $ 199,636,643
------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                                     $    367,012       $      66,866
Accumulated net realized gain (overdistribution) on investments                              (47,873)            802,727
Net unrealized appreciation on investments                                                80,823,205          35,432,726
Capital shares                                                                                61,303              21,243
Additional paid-in capital                                                               451,937,840         163,313,081
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                             $533,141,487       $ 199,636,643
------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
 (unlimited number of $.001 par value shares authorized for each Fund)                    61,302,833          21,243,332
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE (Net Assets [divided by] Shares Outstanding):
 (offering and redemption price per share)                                                     $8.70               $9.40
------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                       THE ROYCE FUNDS ANNUAL REPORT 1997  |  19

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         -------------------------------------------
                                                                                     ROYCE PREMIER FUND
                                                                         -------------------------------------------
                                                                               YEAR ENDED            YEAR ENDED
                                                                              DECEMBER 31,          DECEMBER 31,
                                                                                  1997                  1996
INVESTMENT OPERATIONS:                                                   -------------------------------------------
 Net investment income (loss)                                               $    5,186,475        $    3,667,544
 Net realized gain on investments                                               24,051,632            19,648,625
 Net change in unrealized appreciation on investments                           33,005,954            25,537,270
----------------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                          62,244,061            48,853,439
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                                          (5,132,573)           (3,591,631)
 Net realized gain on investments                                              (26,952,526)          (17,598,880)
----------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                             (32,085,099)          (21,190,511)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                                                 253,092,118            90,607,839
 Dividends reinvested                                                           30,221,025            19,896,838
 Cost of shares redeemed                                                       (97,354,274)         (123,383,399)
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from capital share transactions         185,958,869           (12,878,722)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                     216,117,831            14,784,206
NET ASSETS:
 Beginning of year                                                             317,023,656           302,239,450
----------------------------------------------------------------------------------------------------------------
 End of year                                                                $  533,141,487(a)     $  317,023,656(a)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                                                    28,478,270            12,081,905
 Shares issued for reinvestment of dividends and distributions                   3,457,777             2,594,157
 Shares redeemed (c)                                                           (11,226,941)          (16,508,230)
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                                  20,709,106            (1,832,168)
----------------------------------------------------------------------------------------------------------------

                                                                      -------------------------------------------
                                                                                 ROYCE MICRO-CAP FUND
                                                                      -------------------------------------------
                                                                            YEAR ENDED            YEAR ENDED
                                                                           DECEMBER 31,          DECEMBER 31,
                                                                               1997                  1996
INVESTMENT OPERATIONS:                                                -------------------------------------------
 Net investment income (loss)                                               $     66,866        $   (249,051)
 Net realized gain on investments                                             13,409,911          11,111,467
 Net change in unrealized appreciation on investments                         21,410,808           7,205,618
------------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                        34,887,585          18,068,034
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                                           --                  (65,526)
 Net realized gain on investments                                            (14,659,824)         (8,942,087)
------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                           (14,659,824)         (9,007,613)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold                                                88,285,531          61,828,569
 Dividends reinvested                                                         13,665,774           8,414,310
 Cost of shares redeemed                                                     (63,871,463)        (35,703,495)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from capital share transactions        38,079,842          34,539,384
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                    58,307,603          43,599,805
NET ASSETS:
 Beginning of year                                                           141,329,040          97,729,235
------------------------------------------------------------------------------------------------------------
 End of year                                                                $199,636,643(b)     $141,329,040(b)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                                                   9,367,527           7,781,266
 Shares issued for reinvestment of dividends and distributions                 1,453,806           1,050,757
 Shares redeemed (c)                                                          (6,947,247)         (4,433,643)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                                 3,874,086           4,398,380
------------------------------------------------------------------------------------------------------------

(a) Includes undistributed net investment income of $367,012 in 1997 and $337,754 in 1996.

(b) Includes undistributed net investment income of $66,866 in 1997 and $0 in 1996.

(c) Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20 |  THE ROYCE FUNDS ANNUAL REPORT 1997

STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                              ROYCE            ROYCE
                                                             PREMIER         MICRO-CAP
                                                               FUND             FUND
INVESTMENT INCOME:                                        -------------   ---------------
Income:
 Dividends                                                 $ 6,590,288      $ 1,841,457
 Interest                                                    3,965,170          658,530
-------------------------------------------------------    -----------      -----------
  Total Income                                              10,555,458        2,499,987
-------------------------------------------------------    -----------      -----------
Expenses:
 Investment advisory fees                                    4,319,656        2,449,451
 Custodian and shareholder servicing fees                      400,127          189,417
 Administrative and office facilities expenses                 214,103           81,332
 Professional fees                                              50,239           32,879
 Trustees' fees                                                 67,024           26,955
 Other expenses                                                317,834          164,811
-------------------------------------------------------    -----------      -----------
  Total Expenses                                             5,368,983        2,944,845
  Fees Waived by Investment Adviser                             --             (511,724)
-------------------------------------------------------    -----------      -----------
  Net Expenses                                               5,368,983        2,433,121
-------------------------------------------------------    -----------      -----------
  Net Investment Income                                      5,186,475           66,866
-------------------------------------------------------    -----------      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                           24,051,632       13,409,911
 Net change in unrealized appreciation on investments       33,005,954       21,410,808
-------------------------------------------------------    -----------      -----------
 Net realized and unrealized gain on investments            57,057,586       34,820,719
-------------------------------------------------------    -----------      -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS      $62,244,061      $34,887,585
-------------------------------------------------------    -----------      -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

------------------------------------------------------------------------------------------------------
          NET ASSET VALUE,  NET INVESTMENT    NET REALIZED AND    DIVIDENDS FROM   DISTRIBUTIONS FROM
             BEGINNING          INCOME       UNREALIZED GAIN ON   NET INVESTMENT    NET REALIZED GAIN
             OF PERIOD          (LOSS)           INVESTMENTS          INCOME         ON INVESTMENTS
------------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND (a)
 1997         $7.81             $ 0.09            $1.35             ($ 0.09)           ($ 0.46)
 1996          7.12               0.10             1.18               (0.10)             (0.49)
 1995          6.48               0.10             1.05               (0.09)             (0.42)
 1994          6.41               0.06             0.15               (0.05)             (0.09)
 1993          5.52               0.02             1.03               (0.02)             (0.14)
ROYCE MICRO-CAP FUND (b)
 1997         $8.14             $  --             $2.01              $  --             ($ 0.75)
 1996          7.53              (0.01)            1.17                 --               (0.55)
 1995          6.48                --              1.24                 --               (0.19)
 1994          6.47                --              0.23                 --               (0.22)
 1993          5.83                --              1.38                 --               (0.74)

----------------------------------------------------------------------------------------------------------
                                                   RATIO OF       RATIO OF NET                   AVERAGE
          NET ASSET                NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO   COMMISSION
         VALUE, END     TOTAL     END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER      RATE
          OF PERIOD    RETURN    (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE        PAID+
----------------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND (a)
 1997     $8.70        18.4%       $533,141          1.24%             1.20%            18%     $0.0608
 1996      7.81        18.1%        317,024          1.25%             1.25%            34%      0.0621
 1995      7.12        17.8%        302,239          1.25%             1.48%            39%        --
 1994      6.48         3.3%        202,390          1.38%             1.19%            38%        --
 1993      6.41        19.0%         47,143          1.50%             0.68%            85%        --
ROYCE MICRO-CAP FUND (b)
 1997     $9.40        24.7%       $199,637          1.49%             0.04%            38%     $0.0549
 1996      8.14        15.5%        141,329          1.79%            (0.20)%           70%      0.0476
 1995      7.53        19.1%         97,729          1.94%             0.10%            25%        --
 1994      6.48         3.6%         26,774          1.99%             0.02%            54%        --
 1993      6.47        23.7%         10,261          1.99%            (0.09)%          116%        --
----------------------------------------------------------------------------------------------------------

(a) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 1996 and 1993, the expense ratios before the waivers would have been 1.28% and 1.68%, respectively.

(b) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 1997, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 1.80%, 1.87%, 1.97%, 2.34% and 2.49%, respectively.

+ Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

                                      THE ROYCE FUNDS ANNUAL REPORT 1997  |   21

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:
     Royce Premier Fund and Royce Micro-Cap Fund ("Fund" or "Funds") are two series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Funds commenced operations on December 31, 1991.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

     Expenses:
     Expenses directly attributable to each Fund are charged to that Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner.

     Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

     Distributions:
     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Investment Adviser:
     The Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.) provide for fees at annual rates of 1.0% and 1.5% of the average net assets of Royce Premier Fund and Royce Micro-Cap Fund, respectively. For the year ended December 31, 1997, Royce Premier Fund and Royce Micro-Cap Fund recorded advisory fees of $4,319,656 and $1,937,727 (net of voluntary waivers of $511,724), respectively.


22 |  THE ROYCE FUNDS ANNUAL REPORT 1997

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:

         For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, were as follows:

-------------------------------------------------------
             ROYCE PREMIER FUND     ROYCE MICRO-CAP FUND
            --------------------   ---------------------

  Purchases     $224,125,404                $66,262,904
-------------------------------------------------------
  Sales         $ 67,138,071                $57,148,030
-------------------------------------------------------

Transactions in Shares of Affiliated Companies:
         An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. Royce Micro-Cap Fund effected the following transactions in shares of such companies during the year ended December 31, 1997.

---------------------------------------------------------------------------------------------
                       PURCHASES                    SALES
                 ----------------------   -------------------------
  AFFILIATED                                                            REALIZED     DIVIDEND
    COMPANY       SHARES        COST        SHARES         COST        GAIN/LOSS      INCOME
--------------   --------   -----------   ---------   -------------   -----------   ---------
Sevenson
Environmental
Services         35,000     $613,720      125,000     $1,462,641      $154,546      $40,664



                                       THE ROYCE FUNDS ANNUAL REPORT 1997  |  23

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and the Shareholders of Royce Premier Fund and Royce Micro-Cap Fund:

     We have audited the accompanying statements of assets and liabilities of Royce Premier Fund and Royce Micro-Cap Fund, including the schedules of investments, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Premier Fund and Royce Micro-Cap Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                     COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
February 10, 1998




24 |  THE ROYCE FUNDS ANNUAL REPORT 1997

POSTSCRIPT
-------------------------------------------------------------------------------

[SIDEBAR]
    Unlike the
 Hale-Bopp comet,
    El Nino or
   George Soros,
    we were not
   held directly
 responsible for
     a single
  global crisis,
    economic or
    otherwise.
[END SIDEBAR]

EL NINO, MICRO-MUTT & THE YEAR THAT WASN'T
-------------------------------------------------------------------------------

     It has become commonplace over the years for Wall Street to look back on the past 365 days in order to say a few words about "How the Market Imitates Life." 1997 at first seems a natural choice for such a statement; it was a year full of tumult and extremes both inside and outside of the world of mutual funds. Yet rather than attempt labored analogies about the past or create optimistic scenarios about the future, we have instead compiled a list of events that did not take place in our corner of the world during this last year.
     After nearly twenty-five years in the business, not a single employee or shareholder has ever tried to choke a portfolio manager or bite one on the ear! Of course, employees of the firm never have to worry about facing Michael Jordan or Evander Holyfield.
     In addition, none of us received offers to play a dashing secret agent in one of those synergistic, multiple endorsement deals for BMW cars and motorcycles, Breitling watches and Absolut vodka to go along with a new movie (the last we heard, a similar deal did go to an obscure bureaucrat working for the British government - good luck, "00"-whatever your name is).
     Unlike the Hale-Bopp comet, El Nino or George Soros, we were not held directly responsible for a single global crisis, economic or otherwise.
     Certain officers of the firm acquired new pets this year, but somehow were not hounded by the media as they struggled to come up with interesting names. Of course, unlike someone who shall remain nameless, no one here would ever dream of taking weeks to name a dog only to settle on "Buddy." We'd pick names like "Micro-Mutt" or "Premier Pooch."
     We have not yet had to deal with anyone in the firm giving birth to septuplets and the ensuing paperwork necessary to open Royce GiftShares Fund accounts.
     Based on all this, we're dispensing with the metaphors and analogies, the compare-and-contrasts, and all of the prognostications. Why set ourselves up to be proved completely wrong, and then find that we have to hire Dick Morris to help with spin control? After putting down the balance sheets, shutting off the computers and taking a look at the year that was, we saw how little real life resembled the humble happenings here at Royce & Associates. So we decided not to play the philosopher or the prophet, remembering that predictions are for show and portfolios are for dough.

                          Why Value Investors Rely on
                                THE ROYCE FUNDS


[triangle]  ONE OF THE INDUSTRY'S MOST EXPERIENCED AND HIGHLY-RESPECTED SMALL
            COMPANY VALUE MANAGERS -- Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with over $2.5 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for twenty-four years.

[triangle]  MULTIPLE FUNDS, COMMON FOCUS -- Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above average full market cycle total returns with below average risk.

[triangle]  REALISTIC EXPECTATIONS & CONSISTENT DISCIPLINE -- Royce Premier
            Fund, Royce Total Return Fund and Pennsylvania Mutual Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

[triangle]  CO-OWNERSHIP OF FUNDS -- As part of this commitment, it is important that our employees and shareholders share a common financial goal; our principals, employees and their affiliates currently have more than $34 million invested in The Royce Funds.


              VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS

                        -------------------------------

      General Information                        Advisor Services
   Additional Report Copies           For Fund Materials, Performance Updates,
     & Prospectus Inquiries              Transactions or Account Inquiries
         (800) 221-4268                      (800) 33-ROYCE (337-6923)

      Shareholder Services                  Automated Telephone Services
         (800) 841-1180                      (800) 78-ROYCE  (787-6923)

                                             E-mail: funds@roycenet.com
                                           Web address: www.roycefunds.com

The Royce Funds        1414 Avenue of the Americas           New York, NY 10019

  This report must be accompanied or preceded by a current prospectus of each of the Funds.
    Please read the prospectus carefully before investing or sending money.